Exhibit 99.1

NEWS RELEASE

SEMTECH COMPLETES ACQUISITION OF SIERRA MONOLITHICS, INC.

CAMARILLO, CALIFORNIA, Dec 9, 2009 (BUSINESS WIRE) - SEMTECH CORPORATION (NASDAQ: SMTC), a leading supplier of analog and mixed-signal semiconductors for high-end consumer, computing, communications and industrial equipment, today announced the completion of the acquisition of Sierra Monolithics, Inc., a leading supplier of high performance analog ICs and solutions to the core communications infrastructure and leading edge defense markets. Semtech had previously announced on November 18, 2009 that it had reached an agreement to acquire Sierra Monolithics.

“Today’s closing announcement marks another exciting milestone for Semtech,” said Mohan Maheswaran, President and Chief Executive Officer of Semtech. “With the addition of Sierra Monolithics, Semtech’s High Performance Analog competencies and portfolio are expanded considerably. We have created a uniquely differentiated company that achieves our desired end market balance and furthers our leadership position in many fast growing segments of the market.”

Forward-Looking and Cautionary Statements

This report contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements other than historical information or statements of current condition and relate to matters such as future financial performance, future operational performance, the anticipated impact of specific items on future earnings, and our plans, objectives and expectations, including but not limited to our plans, objectives and expectations with respect to Sierra Monolithics and its business. These forward-looking statements are identified by the use of such terms and phrases as “intends,” “goal,” “estimate, “expect,” “project,” “plans,” “anticipates,” “should,” “will,” “designed to,” “believe,” and other similar expressions which generally identify forward-looking statements. Forward-looking statements involve known and unknown risks and uncertainties that could cause actual results and events to differ materially from those projected. Important factors that could cause actual results to differ materially include, but are not limited to: the success of near and longer term integration efforts between the combined companies; competitive changes in the market place applicable to the products of Sierra Monolithics, including, but not limited to the pace of growth or adoption rates of applicable products or technologies, shifts in focus among target customers, and other comparable changes in projected or anticipated markets; the depth, extent and duration of current and anticipated world wide economic uncertainty, at both a macro level, and as it impacts both the Company’s historical products, industry, and market sector, as well as those of Sierra Monolithics following closing of the transaction, and the Company’s ability to forecast and achieve anticipated revenues and earnings estimates in light of continuing economic uncertainty, including estimates applicable to Sierra Monolithics, as well as resulting from the integration of Sierra Monolithics’ financial performance and results into the Company’s full financial results. Additionally, forward-looking statements should be considered in conjunction with the cautionary statements contained in the “Risk Factors” section and elsewhere in the Company’s Annual Report on Form 10-K for the fiscal year ended January 25, 2009, in the Company’s other filings with the SEC, and in material incorporated therein by reference. In light of the significant uncertainties inherent in the forward-looking information included herein, any such forward-looking information should not be regarded as representations by the Company that its objectives or plans will be achieved or that any of its operating expectations or financial forecasts will be realized. Investors are cautioned not to place undue reliance on any forward-looking information contained herein. The Company assumes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

About Semtech

Semtech Corporation is a leading supplier of analog and mixed-signal semiconductors for high-end consumer, computing, communications and industrial equipment. Products are designed to benefit the engineering community as well as the global community. The company is dedicated to reducing the impact it, and its products, have on the environment. Internal green programs seek to reduce waste through material and manufacturing control, use of green technology and designing for resource reduction. Publicly traded since 1967, Semtech is listed on the NASDAQ Global Select Market under the symbol SMTC. For more information, visit http://www.semtech.com.

Investor Relations Contact

Chris Rogers

Investor Relations, 805-480-2004